Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 28, 2014, by and among GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), the “Guarantors” a party hereto (the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”), and each of the undersigned “Lenders” (hereinafter referred to collectively as the “Lenders”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent, KeyBank and the other Lenders, among others, are party to that certain Credit Agreement dated as of August 7, 2013 (as the same may be varied, extended, supplemented, consolidated, amended, replaced, renewed, modified or restated, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders modify the Credit Agreement in certain respects and the Lenders have agreed to modifications on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants, promises, and agreements set forth hereinbelow, and for other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, and as a material inducement to the Lenders to agree to such modifications, the parties do hereby covenant and agree as follows:

1. Definitions. Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

2. Modifications of the Credit Agreement. The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a) By deleting the definitions of “Capitalization Rate”, “Interest Payment Date”, and “Maturity Date” in Section 1.1 of the Credit Agreement in their entirety and inserting in lieu thereof the following:

“Capitalization Rate. Eight and one-half percent (8.50%); provided, however, for purposes of §8.5 Capitalization Rate shall mean nine and one-half percent (9.5%).

Interest Payment Date. As to each Base Rate Loan and each LIBOR Rate Loan, the first (1st) day of each calendar month during the term of such Loan.

Maturity Date. August 7, 2017, as the same may be extended by Borrower as provided in §2.11, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.”

(b) By modifying the definition of “Applicable Margin” appearing in Section 1.1 of the Credit Agreement by deleting in its entirety the table which appears in the second paragraph of such definition, and inserting the following new table in lieu thereof:

Pricing Level	Ratio	LIBOR Rate Loans	Base Rate Loans
Pricing Level 1	Less than or equal to 50%	2.25%	1.25%
Pricing Level 2	Greater than 50% but less than or equal to 55%	2.50%	1.50%
Pricing Level 3	Greater than 55% but less than or equal to 60%	2.75%	1.75%
Pricing Level 4	Greater than 60%	3.00%	2.00%

(c) By modifying the definition of “Consolidated Total Asset Value” appearing in Section 1.1 of the Credit Agreement by deleting, in each instance, words and figure “two (2) full fiscal quarters” and inserting in lieu thereof the words and figure “four (4) full fiscal quarters”.

(d) By modifying the definition of “Unencumbered Asset Value” appearing in Section 1.1 of the Credit Agreement by deleting, in each instance, the words and figure “six (6)” and inserting in lieu thereof the words and figure “twelve (12)”.

(e) By deleting the date “August 7, 2017” appearing in Section 2.11 of the Credit Agreement and inserting in lieu thereof the date “August 7, 2018”.

3. Conditions. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent (the date all such conditions have been satisfied or waived in writing by the Lenders hereinafter referred to as the “Amendment Effective Date”):

(a) No Default. There shall exist no Default or Event of Default.

(b) Representations and Warranties. The representations and warranties contained in Section 6 of the Loan Agreement shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Amendment Effective Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date) and except to the extent of any changes resulting from transactions permitted by the Credit Agreement.

(c) Modification Fee. The Borrower shall pay to Agent, for its account and for the account of the Lenders, such modification fees as may be payable pursuant to a separate written agreement. Such fees shall be fully earned when paid and non-refundable.

(d) Opinion. The Borrower shall deliver to Agent an opinion of counsel to the Borrowers and the Guarantors addressed to the Agent and the Lender covering such matters as the Agent may reasonably request and in form and substance reasonably satisfactory to the Agent.

(e) Compliance Certificate. Agent shall have received a duly completed Compliance Certificate (demonstrating Borrower will be in compliance with the financial covenants in the Credit Agreement after giving effect to the amendments to the Credit Agreement contemplated herein).

(f) Certificates. Agent shall have received such other assurances, certificates, documents, or consents as the Agent or the Lenders may reasonably request

Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Credit Agreement.

4. References to Loan Agreement. All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

5. Consent of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents remain in full force and effect and constitute the valid and legally binding obligations of the Borrower and the Guarantors enforceable against such Persons in accordance with their respective terms.

6. Representations. Each of the Borrower and each Guarantor represents and warrants to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of the Borrower and such Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and such Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, bylaws, operating agreement, partnership agreement, declaration of trust or other charter documents of, or any agreement or other instrument binding upon, the Borrower or such Guarantor, or any of their respective properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of the Borrower or any Guarantor, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent, except, in the case of clauses (iii), (iv) or (vi) above, to the extent not reasonably expected to have a Material Adverse Effect.

(b) Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of the Borrower and the Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(c) Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

7. No Default. By execution hereof, the Borrower certifies that no Default or Event of Default has occurred and is continuing as of the date hereof or as of the Amendment Effective Date.

8. Waiver of Claims. Each of the Borrower and each Guarantor acknowledges, represents and agrees that it has no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and the Borrower does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9. Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents and the Credit Agreement as modified and amended herein. Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of the Borrower or any Guarantor under the Loan Documents.

10. Amendment as Loan Document. This Amendment shall constitute a Loan Document.

11. Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12. Miscellaneous. This Amendment shall, pursuant to New York General Obligations Law Section 5-1401, be construed and enforced in accordance with the laws of the State of New York. This Amendment shall be effective upon the execution hereof by Borrower, Guarantors, Agent and the Lenders and shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement. All captions in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment, under seal, as of the day and year first above written.

BORROWER:

GLADSTONE COMMERCIAL LIMITED
PARTNERSHIP, a Delaware limited partnership

By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner

By:
Name: Danielle Jones
Title: Trustee

By:
Name: Robert Cutlip
Title: Trustee

(SEAL)

GUARANTORS:

GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation

By:
Name:
Title:

(SEAL)

[Signatures Continued on Next Page]

AL13 BROOKWOOD LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip
Title: Trustee
CMS06-3 LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee

[Signatures Continued on Next Page]

EI07 TE
WKSBURY MA LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip
Title: Trustee
NJT06 STERLING HEIGHTS MI LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee

[Signatures Continued on Next Page]

RB08 CO
NCORD OH LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip
Title: Trustee
DBPI07 BOLINGBROOK IL LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee

[Signatures Continued on Next Page]

RCOG07
GEORGIA LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip
Title: Trustee
APML07 HIALEAH FL LLC, a Delaware limited liability company
Gladstone Commercial Limited Partnership, a Delaware limited partnership, its manager
By: GCLP Business Trust II, a Massachusetts business trust, its sole general partner
By:

Name: Danielle Jones Title: Trustee By:

Name: Robert Cutlip Title: Trustee

[Signatures Continued on Next Page]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By:
Name:
Title:

CITIZENS BANK OF PENNSYLVANIA

By:
Name:
Title:

COMERICA BANK

By:
Name:
Title: